UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2004

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-9595

41-0907483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 29, 2004, the Audit Committee of the Board of Directors of Best Buy Co., Inc., and its independent auditor, Ernst & Young LLP (E&Y), determined that E&Y will be dismissed as the registrant’s independent auditor, effective at the conclusion of the audit for the registrant’s current fiscal year ending February 26, 2005. E&Y remains the registrant’s independent auditor for the current fiscal year and will audit the registrant’s consolidated financial statements and internal controls for fiscal 2005. The registrant has not named a successor independent auditor and intends to request proposals from auditing firms for its fiscal 2006 audit for consideration by the Audit Committee.

The decision to discontinue the relationship with E&Y after completion of the fiscal 2005 audit was made cooperatively with the audit firm and is directly related to the resignation of former Best Buy director Mark C. Thompson, which resignation is more fully described in the registrant’s Current Report on Form 8-K filed May 14, 2004. The Audit Committee, based on the actual experience the committee and the registrant’s management has had with E&Y during the course of all of the audits and reviews conducted by E&Y during the period that Mr. Thompson served on the Board and, in particular, on the Audit Committee, re-affirmed its determination that the independence of E&Y with respect to its audits of the registrant’s financial statements had not and has not been impaired. Further, in a letter to the Audit Committee dated May 4, 2004, E&Y, referring to its audit of the registrant’s fiscal 2004 financial statements, affirmed its independence with respect to the registrant under the federal securities laws and the rules and regulations thereunder, including the independence rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, as well as Rule 3600T of the Public Company Accounting Oversight Board which designates interim independence standards.

The reports of E&Y on the financial statements of the registrant for the fiscal years ended February 28, 2004 and March 1, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two most recent fiscal years and through December 29, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in their report on the financial statements for such fiscal years. During the two most recent fiscal years and through December 29, 2004, there have been no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided E&Y with a copy of this disclosure and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y’s letter, dated December 29, 2004, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
16	Letter of Ernst & Young LLP dated December 29, 2004, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: December 30, 2004	/s/ Darren R. Jackson
Darren R. Jackson
Executive Vice President – Finance and
Chief Financial Officer